                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1994-B1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -------------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                 November 1994

                                          Distribution Date:   12/15/94
                                          Trust Account:       3331994-0

1.  Collected Amount                                     $2,029,183.53

2.  Delinquent Payments to be Advanced/
    Recovered                                                13,427.09

3.  Aggregate Repurchase Price for
    Contracts to be Repurchased                                    .00

4.  Amount Available (1+2+3)                              2,042,610.62

INTEREST

5.  Class A-1 Interest (7.15%)

    (a)  Current Interest                                   431,190.99
    (b)  Amount applied to Unpaid Class A-1
         Interest Shortfall                                        .00
    (c)  Remaining Unpaid Class A-1 Interest
         Shortfall                                                 .00

6.  Class M-1 Interest (8.15%)

    (a)  Current Interest                                    65,879.17
    (b)  Amount Applied to Unpaid Class M-1
         Interest Shortfall                                        .00
    (c)  Remaining Unpaid Class M-1 Interest
         Shortfall                                                 .00

7.  Class B-1 Interest (8.55)

    (a)  Class B-1 Pass-Through Rate (lesser
         of 8.55% or Weighted Average Contract
         Rate)                                                   8.55%
    (b)  Current Interest                                    52,012.50
    (c)  Amount Applied to Unpaid Class B-1
         Interest Shortfall                                        .00
    (d)  Remaining Unpaid Class B-1 Interest
         Shortfall                                                 .00

8.  Class B-2 Interest
    (a)  Class B-2 Pass-Through Rate (lesser
         of 8.70% or Weighted Average Contract
         Rate)                                                   8.70%
    (b)  Current Interest                                    65,651.62
    (c)  Amount Applied to Unpaid Class B-2
         Interest Shortfall                                        .00
    (d)  Remaining Unpaid Class B-2 Interest
         Shortfall                                                 .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                 November 1994
                                     Page 2

                                         Distribution Date:  12/15/94
                                         Trust Account:      3331994-0

 9.  Monthly Principal

     1) Regular Principal Payments           364,668.79
     2) Principal Prepayments                741,784.57
     3) Delinquent Principal Advanced         35,777.86
     4) Net Losses                            46,812.82
     5) Contracts Repurchased due to
        Breach of Representations and
        Warranties (see attached)                   .00
     6) Bankruptcy Write-Down                       .00
     7) Unpaid Principal from
        Prior Months                                .00
     8) Delinquent Payments
        Recovered                            (31,551.91)

          Total Principal                            1,157,492.13

10.  Class A-1 Principal Distribution                1,157,492.13

     10(a) Class A-1 Principal Balance              71,210,226.50

11.  Class M-1 Principal Distribution                         .00

     11(a) Class M-1 Principal Balance               9,700,000.00

12.  Class B-1 Principal Distribution                         .00

     12(a) Class B-1 Principal Balance               7,300,000.00

13.  Class B-2 Principal Distribution                         .00

14.  Pool Scheduled Principal Balance               97,265,662.50

15.  Class B-2 Principal Liquidation
     Loss Amount                                              .00

16.  Class B-2 Guaranty Payment                               .00

17.  Class B-2 Principal Balance                     9,055,396.00

18.  Pool Factor
     Previous Month Pool Factor                         .93776135
     Current Month Pool Factor                          .92673294

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                    1994-B1
                                 MONTHLY REPORT
                                 November 1994
                                     Page 3

                                         Distribution Date:  12/15/94
                                         Trust Account:      3331994-0

19.  Aggregate Scheduled Balances of Delinquent Contracts as of
     Determination Date
     (a)  31-59 Days           147,156.73         13

     (b)  60-89 Days            67,514.26          7

     (c)  90 or more days       80,455.44          7

20.  Liquidation Contracts                                       47,119.82

21.  Number of Loans Remaining                                       7,671

22.  Number and Principal Balance of
     Contracts with FHA Claims finally
     rejected, or no FHA claim was submitted
     because FHA insurance was unavailable               # 3     46,812.82

23.  Weighted Average Contract Rate of
     all outstanding Contracts                                   11.31600%

24.  Monthly Servicing Fee (.75%)                                61,514.45

25.  Guarantee Fee (3% cap) and Reimbursement
     to Company for prior Class B-2 Guaranty
     Payments                                                   208,869.76

CLASS C CERTIFICATE

26.  Class C Residual Payment                                          .00



Please contact the Bondholder Relations Department of First Trust National Association at (612) 223-7900 with any questions regarding this Statement or your Distribution.

                                      GTHI
                                     94-B1
                                 November, 1994
                              Defaulted Contracts


                                                      Estimated
                                        Repurchase     Loss at
Account #     Principal     Interest      Amount      Sale Date
- ---------     ----------    --------    ----------    ----------
[S]           [C]           [C]         [C]           [C]

15620913       18,811.09      123.36     18,934.45     19,616.32
15640240       15,629.47      102.50     15,731.97     16,105.35
15642502       12,372.26       81.14     12,453.40     13,015.31
              ----------     -------    ----------    ----------

              $46,812.82     $307.00    $47,119.82    $48,736.98
              ==========     =======    ==========    ==========